UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2026

IREN LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 001-41072

Australia	Not Applicable
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Level 5, 55 Market Street, Sydney, NSW 2000 Australia
(Address of principal executive offices, including zip code)

+61 2 7906 8301
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	IREN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry Into a Material Definitive Agreement.

Dell Purchase Agreements

On March 4, 2026, IE CA Leasing Ltd. (“IE CA Leasing”), a wholly owned subsidiary of IREN Limited (the “Company”), and Dell Canada Inc. (“Dell Canada”) entered into purchase documentation (the “Dell Canada Purchase Agreement”) pursuant to which Dell Canada will supply to IE CA Leasing GPUs and ancillary products and services, scheduled to be delivered in phases during the second half of 2026, for an aggregate purchase price of approximately $2.3 billion payable in installments within 30 days of each tranche shipping.

On March 4, 2026, IE US Hardware 4 Inc. (“IE US Hardware”), an indirect wholly owned subsidiary of the Company, and Dell Marketing L.P. (“Dell USA”) entered into purchase documentation (the “Dell USA Purchase Agreement” and, together with the Dell Canada Purchase Agreement, the “Dell Purchase Agreements”) pursuant to which Dell USA will supply to IE US Hardware GPUs and ancillary products and services, scheduled to be delivered in phases during the second half of 2026, for an aggregate purchase price of approximately $1.2 billion payable in installments within 30 days of each tranche shipping.

The Dell Purchase Agreements contain customary representations, warranties, covenants, indemnities and termination rights. The Company has agreed to unconditionally guarantee the obligations of IE US Hardware and IE CA Leasing under the Dell Purchase Agreements.

The foregoing descriptions of the Dell Purchase Agreements do not purport to be complete and are qualified in their entirety by reference thereto. Copies of the Dell Purchase Agreements will be filed as exhibits to the Company’s quarterly report on Form 10-Q for the quarter ending March 31, 2026.

Item 7.01     Regulation FD Disclosure.

On March 4, 2026, the Company issued a press release announcing the Dell Purchase Agreements. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press release, dated March 4, 2026, announcing the Dell Purchase Agreements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    IREN LIMITED

By:	/s/ Daniel Roberts
Daniel Roberts
Co-Chief Executive Officer and Director

Date: March 4, 2026